LONG TERM

                                PERFORMANCE PLAN

                                       FOR

                              SELECTED EMPLOYEES OF

                            THE M.W. KELLOGG COMPANY



                             AS AMENDED AND RESTATED
                           EFFECTIVE SEPTEMBER 1, 1999


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                                  TABLE OF CONTENTS
ARTICLE                                                                     PAGE
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I     -  PURPOSE OF PLAN.......................................................1

II    -  DEFINITIONS OF TERMS USED IN THE PLAN.................................2

         2.1    Administrative Committee.......................................2
         2.2    Beneficiary....................................................2
         2.3    Committee......................................................2
         2.4    Company........................................................2
         2.5    Crediting Date.................................................2
         2.6    DII Compensation Committee.....................................2
         2.7    Employer.......................................................2
         2.8    Fiscal Year....................................................2
         2.9    Halliburton....................................................2
         2.10   Net Earnings...................................................2
         2.11   Participant....................................................3
         2.12   Payment Date...................................................3
         2.13   Performance Fund...............................................3
         2.14   Performance Account............................................3
         2.15   Performance Allocation.........................................3
         2.16   Termination for Cause..........................................3

III   -  PARTICIPATION AND PERFORMANCE ACCOUNT ALLOCATIONS.....................4

         3.1    Eligibility....................................................4
         3.2    Performance Allocations........................................4
         3.3    Interest Credits...............................................4

IV    -  VESTING AND FORFEITURE................................................4

         4.1    Vesting Schedule...............................................4
         4.2    Discretionary Vesting..........................................4
         4.3    Treatment of Unvested Benefits upon Termination................5
         4.4    Forfeiture upon Termination for Cause..........................5
         4.5    Forfeiture after Termination...................................5

V     -  PAYMENT OF BENEFITS ..................................................5

         5.1    Amount of Benefits.............................................5
         5.2    Form of Benefit Payments.......................................5
         5.3    Interest on Installment Payments...............................6
         5.4    Beneficiary in the Event of Death..............................6
         5.5    Emergency Distribution.........................................6
         5.6    Benefits Unfunded..............................................6

                                      (i)
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VI    -  ADMINISTRATION........................................................7

         6.1    Duties.........................................................7
         6.2    Finality of Decisions..........................................7

VII   -  AMENDMENT AND TERMINATION.............................................7

         7.1    Amendment and Termination......................................7

VIII  -  MISCELLANEOUS.........................................................8

         8.1    No Employment Rights...........................................8
         8.2    Non-Assignability..............................................8
         8.3    Law Applicable.................................................9

                                      (ii)

                           LONG TERM PERFORMANCE PLAN
                            FOR SELECTED EMPLOYEES OF
                            THE M.W. KELLOGG COMPANY
                             AS AMENDED AND RESTATED
                           EFFECTIVE SEPTEMBER 1, 1999

     WHEREAS, Dresser Industries, Inc. (the "Company") has heretofore adopted the Long Term Performance Plan For Selected Employees of The M.W. Kellogg Company (the "Plan") on behalf of The M.W. Kellogg Company; and

     WHEREAS, on September 29, 1998 (the "Merger Date"), a wholly owned subsidiary of Halliburton Company ("Halliburton") was merged with the Company and, as a consequence of the merger, the Company became a wholly owned subsidiary of Halliburton; and

     WHEREAS, as of the Merger Date, participation in the Plan was frozen so that only those individuals who were participants in the Plan on the Merger Date are entitled to participate after the Merger Date; and

     WHEREAS, from and after the Crediting Date of the Performance Fund for the Fiscal Year ending October 31, 1998, no further Performance Allocation shall be credited to any Participant's Performance Account (capitalized terms used in this preamble shall have the meanings ascribed below); and

     WHEREAS, effective January 1, 1999, The M.W. Kellogg Company was merged with and into Kellogg Brown & Root, Inc. ("KBR") and, pursuant to such merger, KBR succeeded to the rights and assumed the continuing obligations of the Employer (as hereinafter defined) under the Plan; and

     WHEREAS, the Company desires to amend and restate the Plan to provide for changes in the Plan required as a result of the actions set forth in the foregoing preambles.

     NOW, THEREFORE, the Plan document shall be amended and restated, effective September 1, 1999, as follows:

                                    ARTICLE I

                                 PURPOSE OF PLAN

     The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of highly compensated or key employees of the Employer. The Plan compensates Participants for special service to the Employer and is not intended to constitute a retirement plan. Accordingly, Participants' benefits hereunder shall not offset employer contributions to any retirement plan(s), whether qualified or non-qualified.

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                                   ARTICLE II

                      DEFINITIONS OF TERMS USED IN THE PLAN

     Unless the context clearly indicates otherwise, the following words and phrases have the meanings set forth below:

     2.1 Administrative Committee - The committee appointed by the Committee to which day-to-day administration of the Plan has been delegated.

     2.2 Beneficiary - The individual or trust designated by the Participant to receive the amount, if any, payable under the Plan upon the death of the Participant.

     2.3 Committee - The Compensation Committee of the Board of Directors of Halliburton which has been charged with overseeing the administration of the Plan since the Fiscal Year ended October 31, 1998. The Committee has delegated day-to-day administration of the Plan to the Administrative Committee.

     2.4 Company - Dresser Industries, Inc. and its successors in interest.

     2.5  Crediting  Date - January  15th next  following  the end of any Fiscal
Year.

     2.6 DII Compensation Committee - The committee charged with administration of the Plan prior to the Fiscal Year ended October 31, 1998.

     2.7 Employer - Since January 1, 1999, Kellogg Brown & Root, Inc. (successor to The M.W. Kellogg Company), a wholly-owned subsidiary of the Company.

     2.8 Fiscal Year - The year ending October 31.

     2.9 Halliburton - Halliburton Company, the ultimate parent company of the Company and the Employer.

     2.10 Net Earnings - For any Fiscal Year through the Fiscal Year ending October 31, 1998, the Employer's annual operating earnings, less interest, taxes and goodwill amortization, all as determined by the DII Compensation Committee in its sole discretion.

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     2.11 Participant - Any key employee of the Employer who has been designated by the Committee as eligible to participate in the Plan, and who has been assigned a percentage of the Performance Fund. Notwithstanding the foregoing, effective September 29, 1998, participation in the Plan was frozen and only those individuals who were Participants as of or prior to September 29, 1998, are entitled to participate in the Plan after such date.

     2.12 Payment Date - With respect to payment in lump sum or the initial annual installment, as applicable, as soon as practicable after the Crediting
Date next following the end of the calendar year in which termination of a Participant's employment occurred. Subsequent annual installments shall be paid as soon as practicable following the Crediting Date for each of the nine succeeding years.

     2.13 Performance Fund - An amount equal to a percent of the Net Earnings, as determined by the DII Compensation Committee, for any Fiscal Year through the Fiscal Year ending October 31, 1998.

     2.14 Performance Account - The account established on the books of the Company for a Participant.

     2.15 Performance Allocation - The amount of a Participant's portion of the Performance Fund for any Fiscal Year through the Fiscal Year ending October 31, 1998, based on his assigned percentage of the Performance Fund, credited at the Crediting Date.

     2.16 Termination for Cause - Termination of a Participant's employment by the Employer as a result of the Participant's (i) gross negligence or willful misconduct in the performance of his duties, (ii) conviction of a felony or
(iii) a material violation of Halliburton's Code of Business Conduct.

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                                   ARTICLE III

                PARTICIPATION AND PERFORMANCE ACCOUNT ALLOCATIONS

     3.1 Eligibility. Any key employee of the Employer who, on or before September 29, 1998, was designated by the DII Compensation Committee as eligible to participate in the Plan and assigned a percentage of the Performance Fund for any Fiscal Year shall be a Participant.

     3.2 Performance Allocations. Every year at the Crediting Date the Participant's Performance Allocation will be credited to his Performance Account; provided, however, that no Performance Allocation shall be credited after the Performance Allocation for the Fiscal Year ending October 31, 1998.

     3.3 Interest Credits. Interest on the outstanding balance of each Participant's Performance Account shall be credited annually on the Crediting Date at a rate equal to the opening yield of five-year U.S. Treasury Securities as quoted by Merrill Lynch, Pierce, Fenner & Smith on such date or, if such date is not a business day, the immediately preceding business day.


                                   ARTICLE IV

                             VESTING AND FORFEITURE

     4.1  Vesting  Schedule.   Each  year's  Performance  Allocation  is  vested
separately. The Performance Allocation for any Fiscal Year is considered one-third vested at the Crediting Date and is vested an additional one-third for each of the next two years, at which time the Performance Allocation for such Fiscal Year is fully vested.

     4.2 Discretionary Vesting. The Committee (with respect to Participants within its purview) or the Administrative Committee (with respect to all other Participants) may, in the sole discretion of the applicable committee, fully vest all years' Performance Allocations for terminations due to death, disability, retirement, or terminations other than Terminations for Cause or voluntary resignations.

     4.3 Treatment of Unvested Benefits upon Termination.  Except as provided in
Section 4.2, the unvested portion of a Participant's Performance Account shall continue to vest in accordance with the vesting schedule upon termination of such Participant's employment due to death, disability or retirement. The unvested portion of a Participant's Performance Account shall be forfeited upon a Participant's voluntary resignation.

     4.4 Forfeiture  upon  Termination  for Cause.  Termination  for Cause shall
result  in  immediate   forfeiture  of  a  Participant's   vested  and  unvested
Performance Account balance(s).

     4.5 Forfeiture after Termination. Any outstanding Performance Account balance may, in the sole discretion of the Committee, be forfeited if, at any time within two years after a Participant's termination of employment, the Participant takes or allows some act or omission contrary to the interests of the Employer or Halliburton.


                                    ARTICLE V

                               PAYMENT OF BENEFITS

     5.1 Amount of Benefits. The amount of benefits payable hereunder shall be equal to the vested portion of a Participant's Performance Account (including accrued interest thereon), determined as of the Crediting Date immediately following the termination date.

     5.2 Form of Benefit Payments. Each Participant will make an election as to whether he wants to receive payment in ten equal annual installments or in a lump sum. This election can be changed at any time at least one year prior to the Payment Date, or the initial Payment Date in the case of installment payments.
     Upon the death of the Participant or former Participant, either before or after his termination of employment, any unpaid balance in his Performance Account shall, be paid to his Beneficiary in a lump sum or ten equal annual installments per the Participant's election, which must be made one year prior to the Payment Date, or the initial Payment Date in the case of installment payments.

     5.3 Interest on Installment Payments. If payment is made in installments, the unpaid balance of a Participant's Performance Account as determined immediately prior to the Crediting Date for any installment payment shall be credited with interest in the manner provided in Section 3.3 and such interest amount shall be paid in conjunction with such installment payment.

     5.4 Beneficiary in the Event of Death. The designation of Beneficiary under the Plan shall be made on a form specified by the Administrative Committee and may be changed from time to time in the manner prescribed by the Administrative Committee.

     5.5 Emergency Distribution. All or any portion of the vested amount of a Participant's Performance Account may be paid to him, upon appropriate application and in the sole discretion of the Committee, in the event of unusual financial hardship due to: (i) illness or disability of the Participant or member of his family; (ii) educational expenses of the Participant or his dependent; (iii) purchase by the Participant of a primary residence; or (iv) any other hardship of similar nature and importance as may be determined to be valid and worthy by the Committee. The Participant's application must set forth in writing the reasons for the requested distribution and the amount requested. The Committee shall have the discretion to deny any such request in its entirety or to approve distribution of the entire amount requested or any lesser amount as it may deem appropriate.

     5.6 Benefits Unfunded. Benefits payable under the Plan shall not be funded in any manner.

                                   ARTICLE VI

                                 ADMINISTRATION

     6.1 Duties of Committee. Prior to the Fiscal Year ending October 31, 1998, the Plan was administered by the DII Compensation Committee and, accordingly, such committee made all determinations with respect to the calculation of the Performance Fund amount for all Fiscal Years through the Fiscal Year ending October 31, 1998. From and after such Fiscal Year, the Committee shall oversee administration of the Plan in accordance with its terms and purposes and shall have the sole discretionary duty and authority to interpret the provisions of the Plan. The Administrative Committee shall determine the amount and manner of payment of the benefits due each Participant or his Beneficiary and shall cause such benefits to be paid accordingly. In addition, the Administrative Committee shall have the authority set forth in Section 4.2 and responsibility for the day-to-day administration of the Plan, together with such other duties and authority as may be delegated by the Committee.

     6.2 Finality of Decisions. The decisions made and actions taken by the DII Compensation Committee (including all prior determinations concerning Net Earnings and Performance Fund amounts), the Committee and/or the Administrative Committee in the administration of the Plan shall be final and conclusive on all persons, and the members of such committees shall not be subject to individual liability with respect to the Plan.


                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

     7.1 Amendment and Termination. While the Company intends to maintain the Plan for as long as any Participant continues in the employment of the Employer, the Company reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate; provided, however, that no such amendment or termination shall reduce any benefits accrued under the terms of the Plan prior to the date of such Plan termination or amendment.


                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 No Employment Rights. Nothing contained in the Plan shall be construed as a contract of employment between the Employer, the Company or any other Halliburton subsidiary and any employee, or as a right of any employee to be continued in employment or as a limitation of the right of the Employer, the Company or any other Halliburton subsidiary to discharge any employee with or without cause.

     8.2 Non-Assignability. No Participant shall have any right to commute, encumber, pledge, transfer or otherwise dispose of or alienate any present or future right or expectancy which he may have at any time to receive payments of any allocations made to such Participant, all such allocations being expressly hereby made non-assignable and non-transferable; provided, however, that nothing in this Section 8.2 shall prevent transfer (A) by will, (B) by the applicable laws of descent and distribution or (C) pursuant to an order that satisfies the requirements for a "qualified domestic relations order" as such term is defined in section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and section 414(p)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), including an order that requires distributions to an alternate payee prior to a Participant's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of ERISA and section 414(p)(4)(B) of the Code. Attempts to transfer or assign by a Participant (other than in accordance with the preceding sentence) shall, in the sole discretion of the Administrative Committee after consideration of such facts as it deems pertinent, be grounds for terminating any rights of such Participant to any amounts allocated to but not previously paid over to such Participant.

     8.3 Law Applicable. The Plan shall be governed by the laws of Texas.



                            DRESSER INDUSTRIES, INC.

                            By /s/ D. C. Vaughan
                               -----------------